EXHIBIT 10.6

                           LEASE AMENDMENT NO. 4



     This Lease Amendment No. 4 entered into the 8th day of
April, 1994 by and between LEWIS HEAFITZ, Trustee of North
Stoughton Industrial Park Development Trust ("Landlord") and
Reebok International Limited ("Tenant").

     Reference is made to a certain Lease between Landlord and Tenant dated March 1, 1988, as amended (the "Lease"), relating to the leased premises located at 100 Technology Center, Stoughton, Massachusetts.

     In consideration of the mutual promises contained herein, Landlord and Tenant do hereby agree to further amend the Lease as follows:

     1. Section 2.3 of the Lease is amended by deleting the first sentence thereof and inserting in lieu thereof the following:

               "SECTION 2.3 Original Lease Term; Option Terms. The original term of this Lease shall be for the period of seven (7) years commencing on July 1, 1989 and ending June 30, 1996, unless sooner terminated as hereinafter provided."

     2. Section 3.1 of the Lease is amended by deleting the first sentence thereof and inserting in lieu thereof the following two sentences:

               "SECTION 3.1 Annual Rent. The Tenant shall pay to the Landlord for each Lease Year during the first six (6) years of the Original Lease Term, without set off or deduction whatsoever and without demand, Annual Rent (based upon a rate of $18.00 per rentable square foot per year) in the amount of Three Million Five Hundred Thirty-Nine Thousand One Hundred Seventy-Two Dollars ($3,539,172.00) payable at the rate of Two Hundred Ninety-Four Thousand Nine Hundred Thirty-One Dollars ($294,931.00) per month. The Tenant shall pay to the Landlord for the Lease Year commencing July 1, 1995 and ending June 30, 1996, without set off or deduction whatsoever and without demand, Annual Rent (based upon a rate of $17.00 per rentable square foot per year) in the amount of Three Million Three Hundred Forty-Two Thousand Five Hundred Fifty-Seven Dollars ($3,342,557.00) payable at the rate of Two Hundred Seventy-Eight Thousand Five Hundred Forty-Six Dollars ($278,546.00) per month."

     3. This Lease Amendment No. 4 is subject to the parties obtaining the written consent of Metropolitan Life
          Insurance Company to this Amendment within thirty (30) days from the date hereof.

     Except as amended herein, the Lease is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease as an instrument under seal on the day and the year first written above.


TENANT:                       LANDLORD:

REEBOK INTERNATIONAL LIMITED  NORTH STOUGHTON INDUSTRIAL
                              PARK DEVELOPMENT TRUST


/s/ PAUL FIREMAN              /s/ LEWIS HEAFITZ
Title:  Chairman              LEWIS HEAFITZ, Trustee and not
Hereunto duly authorized      individually

                           LEASE AMENDMENT NO. 5

     This Lease Amendment No. 5 entered into this 9th day of Sept., 1994 by and between Lewis Heafitz, Trustee of North Stoughton Industrial Park Development Trust ("Landlord") and Reebok International Limited ("Tenant") relating to the premises located at 100 Technology Center Drive, Stoughton, Massachusetts ("Premises").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to further amend the Lease as follows:


1.   Section 2.3 of the Lease (as amended by Lease Amendment No.
4 dated April 8, 1994) is hereby amended and restated in its entirety to read as follows:

          "Section 2.3 Original Lease Term; Option Terms. The original term of this Lease shall be for the period of seven
     (7) years commencing on July 1, 1989 (the "Commencement Date") and ending June 30, 1996, unless sooner terminated as hereinafter provided. Provided Tenant is not in default hereunder beyond any period allowed for the cure thereof, Tenant may extend the Original Lease Term for the Interim Option Term, which right and option may be exercised by Tenant giving Landlord written notice thereof not less than fifteen (15) months before the end of the Original Lease Term, whereupon this Lease will be so extended on all the same terms and conditions of this Lease except as such terms and conditions apply to the amount of Basic Annual Rent, which amount is as determined in Section 3.2. The Interim Option Term shall be a period of either six (6) months or one (1) year as elected by the Tenant and as set forth in the Notice hereinabove required.

          Provided Tenant is not in default hereunder beyond any period allowed for the cure thereof, Tenant may extend the Interim Option Term for the First Option Term which right and option may be exercised by Tenant giving Landlord written notice thereof not less than nine (9) months before the end of the Interim Option Term whereupon the term will be so extended on all the same terms and conditions of this Lease except as such terms and conditions apply to the amount of Basic Annual Rent, which amount is as determined in Section 3.2. For all purposes of this Lease the term "First Option Term" shall be three (3) years commencing on the expiration of the Interim Option Term.

          Provided Tenant is not in default hereunder beyond any period allowed for the cure thereof, Tenant may extend the First Option Term for the Second Option Term, which right and option may be exercised by Tenant giving Landlord written notice thereof not less than nine (9) months before the end of the First Option Term, whereupon this Lease will be so extended on all the same terms and conditions of this Lease except as such terms and conditions apply to the amount of Basic Annual Rent, which amount is as determined in Section 3.2, and except also that there shall be no further option terms.

     2. Section 3.2 of the Lease is hereby amended by adding the following sentence thereto:

          "The Annual Rent payable by the Tenant to the Landlord during the Interim Option Term shall be at the rate of Three Million Five Hundred Thirty-Nine Thousand One Hundred Seventy-Two Dollars ($3,539,172.00) per annum (based upon a rate of Eighteen Dollars ($18.00) per rentable sq. ft.), payable at the rate of Two Hundred Ninety-Four Thousand Nine Hundred Thirty-One Dollars ($294,931.00) per month.

     3. Section 3.2 of the Lease is further amended to make it clear that in the first sentence thereof the annual rent provided in Section 3.1 shall be the annual rent payable during the first six (6) years of the Original Lease Term.

     4. This Lease Amendment No. 5 is subject to the parties obtaining the written consent of Metropolitan Life Insurance
Company to this Amendment within thirty (30) days from the date hereof.

     Except as amended herein, the Lease is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease as an instrument under seal as of the 9th day of September, 1994.


TENANT:                            LANDLORD:

REEBOK INTERNATIONAL LIMITED       NORTH STOUGHTON INDUSTRIAL
                                   PARK DEVELOPMENT TRUST


By:/s/ KENNETH WATCHMAKER          /s/ LEWIS HEAFITZ
Title: Exec. V.P.                  Lewis Heafitz, Trustee and
                                   not individually




                                    -2-